UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2008

                             CHEVIOT FINANCIAL CORP.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                     0-50529                   56-2423750
-----------------------------       ----------------          ----------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


3723 Glenmore Avenue, Cheviot, Ohio                                  45211
------------------------------------                              ----------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (513) 661-0457
                                                     --------------



                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure, Financial Statements and Exhibits
               -----------------------------------------------------------

               On November 14, 2008, Cheviot Financial Corp. announced its decision to not participate in the Treasury Department's Capital Purchase Program. A copy of the press release dated November 14, 2008, is attached as Exhibit 99.1 to this report and is deemed furnished but not filed for any purpose.


Item 9.01      Financial Statements and Exhibits
               ---------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell company transactions. Not Applicable.

(d)  Exhibits.

     The following Exhibit is attached as part of this report:

     99.1     Press release of Cheviot Financial Corp., dated November 14, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     CHEVIOT FINANCIAL CORP.



DATE: November 14, 2008                   By:    /s/ Scott T. Smith
                                                 ----------------------------
                                                     Scott T. Smith
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                   Description

   99.1       Press release of Cheviot Financial Corp., dated November 14, 2008.